PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Execution Version

AMENDMENT to THE SUPPLY AND OFFTAKE AGREEMENT

THIS AMENDMENT to THE SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of July 20, 2012 is made between J. Aron & Company, a general partnership organized under the laws of New York (“Aron”) located at 200 West Street, New York, New York 10282-2198, and Alon USA, LP (the “Company”), a limited partnership organized under the laws of Texas located at 7616 LBJ Freeway, Suite 300, Dallas, Texas 75251 (each referred to individually as a “Party” or collectively as the “Parties”).

RECITALS

Aron and the Company are parties to the Amended and Restated Supply and Offtake Agreement dated as of March 1, 2011 and as from time to time thereafter amended (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products);

Aron and the Company have entered into that certain Supplemental Agreement to the Supply and Offtake Agreement dated October 31, 2011 (the “Supplemental Agreement”), which terms and conditions therein supplement and amend the S&O Agreement; and

Aron and the Company wish to amend certain terms and conditions of the S&O Agreement and accordingly, agree as follows:

SECTION 1 Definitions; Interpretation

Section 1.1 Defined Terms. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.

Section 1.2 Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments

Section 2.1 Amendments as of Effective Date. Upon the effectiveness of this Amendment, the S&O Agreement shall be amended as follows:

(a) The following definitions are inserted, in the appropriate alphabetical order, in
Section 1.1. of the S&O Agreement:

“Adjustment Date” means June 1, 2013.

“Adjustment Date Differential” means the differential determined pursuant to the
Differential Determination Procedure.
“ASI Supply and Offtake Agreement” means the Supply and Offtake Agreement dated as of May 30, 2012 between Alon Supply, Inc. (“ASI”) and Aron, as from time to time may be further amended, modified, supplemented and/or restated.

“Baseline Volume” means for Crude Oil or each Product Group the respective minimum volume specified therefor under the “Baseline Volume” column on Schedule D-2.

“Differential Determination Procedure” means the procedure set forth on
Schedule AA hereto for determining the differential to be applied in Schedules B-
2 and D-2 as of the Adjustment Date.

(b) The definition of “Fee Letter” in Section 1.1 of the S&O Agreement is amended and restated in its entirety as follows:

“Fee Letter” means that certain letter from Aron to the Company, originally dated March 1, 2011 and as from time to time thereafter amended and/or restated, which identifies itself as the “Fee Letter” for purposes hereof and pursuant to which the Parties have set forth the amounts for and other terms relating to certain fees payable hereunder.

(c) Sections 3.1 and 3.2 of the S&O Agreement are hereby amended and restated in their entirety to read as follows:

3.1 Term. This Agreement shall become effective on the Effective Date and, subject to Section 3.2, shall continue for a period starting at 00:00:01 a.m., CPT on the Commencement Date and ending at 11:59:59 p.m., CPT on May 31, 2018 (the “Term”; the last day of such Term being herein referred to as the “Expiration Date”, except as provided in Section 3.2 below).

3.2 Changing the Term. Aron may elect to terminate this Agreement early effective on May 31, 2015, May 31, 2016 or May 31, 2017 and the Company may elect to terminate this Agreement early effective on May 31, 2017; provided that no such election shall be effective unless the Party making such election (i) gives the other Party at least six (6) months prior notice of any such election pursuant to Article 26, (ii) concurrently exercises its right (or in the case of the Company, causes ARKS to exercise its rights) to terminate the ARKS Supply and Offtake Agreement and (iii) concurrently exercises its right (or in the case of the Company, causes ASI to exercise its rights) to terminate the ASI Supply and Offtake Agreement effective as of the same early termination date elected for this Agreement. If any early termination is properly elected pursuant to the preceding sentence, the effective date of such termination shall be the “Early Termination Date.

(d) By inserting the following new Sections 3.4 and 3.5 at the end of Article 3 of the
S&O Agreement:

3.4 Determination of Adjustment Date Differential; Amendment to Schedules.
(a) In accordance with the Differential Determination Procedure and in a commercially reasonable manner, Aron shall, within 3 Business Days after the Adjustment Date, determine the Adjustment Date Differential and advise the Company of such determination in writing (including via email).

(b) The parties agree that, from and after the Adjustment Date, the Adjustment Date Differential shall be the price differential applied to the pricing indices as provided on Schedules B-2 and D-2, and the parties will take such further action as Aron shall reasonably request to amend such schedules or otherwise confirm the application of the Adjustment Date Differential.

3.5 Applicability of Schedules B and D. For all purposes of this Agreement and any other Transaction Document, with respect to the period prior to the Adjustment Date, Schedule B shall mean Schedule B-1 hereto and Schedule D shall mean Schedule D-1 hereto and with respect to the period from and after the Adjustment Date, Schedule B shall mean Schedule B-2 hereto and Schedule D shall mean Schedule D-2 hereto.

(e) Section 10.3 of the S&O Agreement is amended and restated to read in its entirety as follows:

10.3 Annual and Other Fees. As additional consideration for the arrangements contemplated hereby, the Company agrees to pay to Aron, as and when due, all fees provided for in the fee letter; provided that with respect to the Annual Fee referred to therein, such Annual Fee for each twelve (12) month period during the Term is to be paid in arrears, in equal quarterly installments, on June 1, September 1, December 1 and March 1 of each year, and the Termination Date. The Annual Fee shall be prorated for any periods of less than a full three months.

(f) Article 18 of the S&O Agreement is amended as follows:

(i) Clause (f) of Section 18.1 thereof is amended and restated in its entirety to read as follows:

(f) ARKS fails to perform or otherwise defaults in any obligation under either the Inventory Sales Agreement or the Step-Out Inventory Sales Agreement, an “Event of Default” with respect to ARKS shall occur under the ARKS Supply and Offtake Agreement or an “Event of Default” with respect to ASI shall occur under the ASI Supply and Offtake Agreement; or

(ii) The second-to-last sentence of Section 18.2(b) is amended and restated in its entirety to read as follows:

The determination of the Settlement Amount shall include (without duplication): (x) the losses and costs (or gains) incurred or realized (and determined in a commercially reasonable manner) by the Non-Defaulting Party in terminating, transferring, redeploying or otherwise modifying any outstanding Procurement
Contracts and (y) the losses and costs (or gains) incurred or realized (and determined in a commercially reasonable manner) by the Non-Defaulting Party with respect to Crude Oil and Product inventories maintained for purposes of this Agreement which shall be determined by the Non-Defaulting Party as follows: (1) Aron will, subject to Sections 7.2 and 7.3, project Target Month End Crude Volumes and Target Month End Product Volumes for all months occurring from the date on which the Non-Defaulting Party terminates this Agreement or commences exercising its remedies following such Event of Default (the “Remedies Exercise Date”) to the earlier of the Expiration Date set forth in Section 3.1 or, if elected by either Party, any other date as of which either Party would have been entitled to terminate this Agreement under Section 3.2 but only if such Party notifies the other Party of such election within 3 Business Days after the Remedies Exercise Date (the earliest of such Expiration Date and any such date elected by a Party being the “Pro Forma Expiration Date”) and (2) in accordance with clause (c) below, the Non-Defaulting Party shall value, and determine the net amount that would have been owing from one party to the other based on, all purchases and sales of Crude Oil and Products that would have resulted from such projected Target Month End Crude Volumes and Target Month End Product Volumes through the Pro Forma Expiration Date (including a final sale of all remaining inventories), which net amount shall be discounted to present value on a commercially reasonable basis and constitute the amount due under this clause (y).

(iii) Section 18.2(c) is amended by deleting the parenthetical phrase at the end of the second sentence thereof and inserting the following new sentence at the end thereof:

Without limiting the generality of the foregoing, it is agreed that for purposes of determining the Settlement Amount: (1) any fixed fee amounts (including those provided for under Section 10.3) shall be the amount of such fee that would have accrued through the Pro Forma Expiration Date; (2) for the period following the Remedies Exercise Date, no Crude Oil per barrel fees as provided for in Sections
6.2 and 6.4 shall be included in the Settlement Amount except with respect to barrels of Crude Oil actually processed at the Refinery following such date; (3) to the extent the Fee Letter provides for the calculation of any amount to be included in the Settlement Amount, the provisions of the Fee Letter shall be controlling for such purpose; and (4) to the extent the Non-Defaulting Party deems it commercially reasonable to do so, it may in referencing prices in futures, forward, swap and options markets for purposes of calculating various elements of the Settlement Amount endeavor to align the dates as of which such reference prices are determined.

(iv) Section 18.2(j) is amended by inserting the following new sentence at the end thereof:
As used in this Section 18.2, unless otherwise expressly provided, each reference to “this Agreement” shall, and shall be deemed to, be a reference to “this Agreement and the other Transaction Documents.”

(g) Section 19.2 of the S&O Agreement is amended as follows:

(i) Clause (iv) thereof is amended and restated to read in its entirety as follows:

(iv) in the case of an early termination, the amount reasonably determined by Aron as the breakage costs it incurred in connection with the termination, unwinding or redeploying of all Related Hedges as a result of such early termination; provided that if the Termination Date occurs as a result of either party exercising its termination right under Section 3.2, no amount shall be due under this clause (iv), plus

(ii) Clause (vi) thereof is amended and restated to read in its entirety as follows:

(vi) any unpaid portion of the annual or other fee owed to Aron pursuant to Section 10.3; provided that if the Termination Date occurs as a result of either party exercising its termination right under Section 3.2, the amount of such fees shall be the amounts accruing to date of such early termination, plus

(h) Schedule B to the S&O Agreement is hereby deleted and replaced in its entirety by Schedules B-1 and B-2 in the forms attached to this Amendment and Schedule D to the S&O Agreement is hereby deleted and replaced in its entirety by Schedules D-1 and D-2 in the forms attached to this Amendment.

(i) Immediately after Schedule Z to the S&O Agreement a new Schedule AA is hereby inserted in the form of Schedule AA attached to this Amendment.

Section 2.2 Amendments as of Adjustment Date. As of the Adjustment Date, the following amendments to the S&O Agreement shall become effective:

(a) Section 7.3(b) of the S&O Agreement shall be hereby amended and restated in its entirety to read as follows:

(b) For each month and each type of Product, Aron shall from time to time (but subject to any applicable notification deadlines specified on Schedule D hereto) specify an aggregate quantity and grade that shall be the “Target Month End Product Volume” for that month, which shall represent that volume (which may be zero or a positive number) for that Product targeted to be in excess of the Baseline Volume for that Product (except that the Target Month End Product Volume for each type of Product as of the Commencement Date and as of the end of the first month of the Term shall be the respective volumes specified as such on Schedule I hereto).
(b) Section 7.3(e) of the S&O Agreement shall be hereby amended and restated in its entirety to read as follows:

(e) After Aron has established a Target Month End Product Volume, it may change such Target Month End Product Volume if one of the following occurs: (i) the Actual Month End Product Volume is below the minimum of the Operational Volume Range for the volume in excess of the Baseline Volume or (ii) the Actual Month End Product Volume is above the maximum of the Operational Volume Range for the volume in excess of the Baseline Volume, in which case Aron may change its Target Month End Product Volume for such month to equal the Actual Month End Product Volume. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron. In all cases described above, the changed Target Month End Product Volume affects only the subject month and does not impact the calculation of the Target Month End Product Volume in subsequent months.

(c) Section 9.2(a) of the S&O Agreement shall be hereby amended and restated in its entirety to read as follows:

(a) As of 11:59:59 p.m., PST, on the last day of each month, the Company shall apply the Volume Determination Procedures to the Crude Storage Facilities and the Product Storage Facilities, and based thereon shall determine for such month (i) the aggregate volume of Crude Oil held in the Crude Storage Tanks and Included Crude Tanks at that time, plus the Crude Oil Linefill at that time minus the Baseline Volume for Crude Oil (the “Actual Month End Crude Volume”), which may be positive, negative or zero and (ii) for each Product, the aggregate volume of such Product held in the Product Storage Tanks and Included Product Tanks at that time, plus the Product Linefill for such Product at that time minus the Baseline Volume for such Product (each, an “Actual Month End Product Volume”), which may be positive, negative or zero. The Company shall notify Aron of the Actual Month End Crude Volume and each Actual Month End Product Volume by no later than 5:00 p.m., PST on the fifth Business Day thereafter, except that with respect to volume information provided by third parties, the Company shall endeavor to cause third parties to provide such information to Aron by the fifteenth (15th) day after the end of such month.

Section 2.3 References Within S&O Agreement. Each reference in the S&O Agreement to “this Agreement” and the words “hereof,” “hereto,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the S&O Agreement as heretofore amended and as amended by this Amendment.

SECTION 3 Representations and Warranties

To induce the other Party to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the Supply and Offtake Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the Supply and Offtake Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.

SECTION 4 Miscellaneous

Section 4.1 S&O Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the S&O Agreement remains unchanged. As amended pursuant hereto, the S&O Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by either Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

Section 4.2 No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

Section 4.3 Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

Section 4.4 Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Company, Aron and their respective successors and assigns.

Section 4.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 4.6 Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.

Section 4.7 Effectiveness; Counterparts. This Amendment shall be binding on the Parties as of the date on which it has been fully executed by the Parties. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 4.8 Interpretation. This Amendment is the result of negotiations between and have been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against either Party merely because of such Party’s involvement in the preparation hereof.

[Remainder of Page Intentionally Left Blank]
IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the
S&O Agreement as of the date first above written.

J. ARON & COMPANY

By: /s/ Simon Collier
Name: Title:

ALON USA, LP
By: Alon USA GP, LLC Its: General Partner

By: /s/ Shai Even
Name: Shai Even
Title: Senior Vice President and CFO
[schedules to be attached]

Schedule [ ]

Schedule B

Pricing Benchmarks

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	1 Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including February 23, 24 & 25 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29, & 30 of 2013)
Reference2 Price
The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) (***) /
gallon, and
(ii) (***) / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) (***) /
gallon, and
(ii) (***) / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) (***) /
gallon, and
(ii) (***) / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) (***) /
gallon, and
(ii) (***) / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) (***) /
gallon, and
(ii) (***) / barrel

JET	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including February 23, 24 & 25 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination

1 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
2 Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

US 2355619v.1

Schedule B-1

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) /
gallon, and
(ii) (***) / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) /
gallon, and
(ii) (***) / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) /
gallon, and
(ii) (***) / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) /
gallon, and
(ii) (***) / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) /
gallon, and
(ii) (***) / barrel

CATFEED	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including February 23, 24 & 25 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The sum of
(i) (***) * Nymex RBOB * (***), (ii) (***) * USGC ULSD
* (***), and
(iii) minus (***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***), (ii) (***) * USGC ULSD
* (***), and
(iii) minus (***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***), (ii) (***) * USGC ULSD
* (***), and
(iii) minus (***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***), (ii) (***) * USGC ULSD
* (***), and
(iii) minus (***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***), (ii) (***) * USGC ULSD
* (***), and
(iii) minus (***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

CRUDE	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including February 23, 24 & 25 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	Best estimate for the applicable Procurement Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	Base Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus (***) / barrel

SLOP	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including February 23, 24 & 25 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel

SLURRY	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including February 23, 24 & 25 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus (***)/BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus (***)/BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus (***)/BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus (***)/BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus (***)/BBL

DIESEL	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including February 23, 24 & 25 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the
Ultra low sulfur diesel- Pipeline quotation and
(y) (***) / gallons,
and
(ii) (***) gallons /
barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the
Ultra low sulfur diesel- Pipeline quotation and
(y) (***) / gallons,
and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the
Ultra low sulfur diesel- Pipeline quotation and
(y) (***) / gallons,
and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the
Ultra low sulfur diesel- Pipeline quotation and
(y) (***) / gallons,
and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the
Ultra low sulfur diesel- Pipeline quotation and
(y) (***) / gallons,
and
(ii) (***) gallons / barrel

ASPHALT	Averaging	Arithmetic average of the	The arithmetic average of	The arithmetic average of	The arithmetic average of	The arithmetic average of

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
(0-PEN)	Mechanism	Trading Days in the month of December 2010	the Trading Days in the calendar month, 2 months prior to the day immediately preceding the relevant Invoice Date	the Trading Days in the calendar month, 2 months prior to the day immediately preceding the relevant Invoice Date	the Trading Days in the calendar month, 2 months prior to the day immediately preceding the relevant Invoice Date	the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Termination Date
	Reference Price	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus (***) / barrel	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus (***) / barrel	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus (***) / barrel	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus (***) / barrel	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus (***) / barrel

ASPHALT (OTHER)	Averaging Mechanism	Arithmetic average of the Trading Days in the month of November 2010	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the day immediately preceding the Termination Date
	Reference Price	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

PROPANE	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including February 23, 24 & 25 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading
‘Mont Belvieu Spot Gas
Liquids Prices’ in the section
‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading
‘Mont Belvieu Spot Gas
Liquids Prices’ in the section
‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading
‘Mont Belvieu Spot Gas
Liquids Prices’ in the section
‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading
‘Mont Belvieu Spot Gas
Liquids Prices’ in the section
‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading
‘Mont Belvieu Spot Gas
Liquids Prices’ in the section
‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

Procurement Price: The volume weighted average price of crude oil as detailed in the Procurement Contracts; if any reference index for the relevant prices has not settled, its price will be the prior Trading Day settlement

Base Price: The volume weighted average per barrel price of the Crude Oil sold to the Company hereunder shall equal the per Barrel purchase price calculated under all Procurement Contracts under which such Crude Oil was acquired.

Trading Day: Any day for which the relevant price is published.

Schedule B-7

Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price
GASOLINE	1 Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference2 Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

1 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
2 Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

US 2355773v.1

Schedule B-1

Group		Step-In Price	Step-Out Price

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

Group		Step-In Price	Step-Out Price

SLOP / TRANSMI X	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date

Group		Step-In Price	Step-Out Price
penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

ZERO PEN	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

ASPHALT	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price	The sum of (i) the closing settlement price on

Group		Step-In Price	Step-Out Price
		on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

Trading Day: Any Business Day for which the relevant price is published.

Table 2: Volume in excess of Baseline Volume

Group	Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	3 Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference4 Price
The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline
Blendstock for Oxygen
Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline
Blendstock for Oxygen
Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline
Blendstock for Oxygen
Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline
Blendstock for Oxygen
Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline
Blendstock for Oxygen
Blending contract and
(y) minus (***) /
gallon, and
(ii) (***) gallons / barrel

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date

3 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
4 Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet
54-Pipeline quotation and
(y) (***) / gallon, and
(ii) (***) gallons / barrel

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference Price
The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***)/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***)/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***)/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***)/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus (***)/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and
blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and
blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and
blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and
blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and
blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	Best estimate for the applicable Procurement Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	Base Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus (***) / barrel

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus (***) / barrel

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference Price
The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus (***) /BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus (***) /BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus (***) /BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus (***) /BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus (***) /BBL

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the
Ultra low sulfur diesel- Pipeline quotation and
(y) (***) / gallons,
and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the
Ultra low sulfur diesel- Pipeline quotation and
(y) (***) / gallons,
and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the
Ultra low sulfur diesel- Pipeline quotation and
(y) (***) / gallons,
and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the
Ultra low sulfur diesel- Pipeline quotation and
(y) (***) / gallons,
and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the
Ultra low sulfur diesel- Pipeline quotation and
(y) (***) / gallons,
and
(ii) (***) gallons / barrel

ASPHALT (0-PEN)	Averaging Mechanism	The arithmetic average of the Trading Days in the month of March 2013	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the month in which the Applicable Step-Out Date occurs
	Reference Price	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
		(ii) minus (***) / barrel	(ii) minus (***) /barrel	(ii) minus (***) / barrel	(ii) minus (***) / barrel	(ii) minus (***) / barrel

ASPHALT (OTHER)	Averaging Mechanism	The arithmetic average of the Trading Days in the month of February 2013	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the month in which the Applicable Step-Out Date occurs
	Reference Price	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference Price
The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading
‘Mont Belvieu Spot Gas
Liquids Prices’ in the section
‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading
‘Mont Belvieu Spot Gas
Liquids Prices’ in the section
‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***)gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading
‘Mont Belvieu Spot Gas
Liquids Prices’ in the section
‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading
‘Mont Belvieu Spot Gas
Liquids Prices’ in the section
‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading
‘Mont Belvieu Spot Gas
Liquids Prices’ in the section
‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

Procurement Price: The volume weighted average price of crude oil as detailed in the Procurement Contracts; if any reference index for the relevant prices has not settled, its price will be the prior Trading Day settlement

Base Price: The volume weighted average per barrel price of the Crude Oil sold to the Company hereunder shall equal the per Barrel purchase price calculated under all Procurement Contracts under which such Crude Oil was acquired.

Trading Day: Any day for which the relevant price is published.

Applicable Step-Out Date:In the event of a Termination Date of :
May 31, 2015, the Applicable Step-Out Dates shall be:May 27, 28, 29 of 2015
May 31, 2016, the Applicable Step-Out Dates shall be: May 26, 27, 31 of 2016
May 31, 2017, the Applicable Step-Out Dates shall be: May 26, 30, 31 of 2017
May 31, 2018, the Applicable Step-Out Dates shall be: May 29, 30, 31 of 2018

Schedule D

Operational Volume Range

Product Group	Minimum	Maximum	Aron notification deadline for Target Month End Crude Volume and Target Month End Product Volume	Maximum allowed change in month end target

CRUDE			Business day following receipt of Monthly Crude Forecast
Big Spring Tanks	(***)	(***)
Mesa Linefill	(***)	(***)
Centurion Linefill **	(***)	(***)
Total	(***)	(***)

* May change from time to time based on Mesa Pipeline requirements
** Will be added if Centurion Pipeline is added to agreement

GASOLINE	(***)	(***) *	15th of preceeding month	(***) bbls increase or decrease
* Feb/Mar max limit of (***) bbls

JET	(***)	(***)	15th of preceeding month

DIESEL	(***)	(***)	15th of preceeding month	(***)bbls increase or decrease

CATFEED	(***)	(***)	Business day following receipt of Monthly Crude Forecast	(***)bbls increase or decrease

SLURRY	(***)	(***)	15th of preceeding month

US 2355646v.1

Schedule D-1

SLOP/TRANSMIX	(***)	(***)	Business day following receipt of Monthly Crude Forecast

ZERO PEN	See Monthly Operating Ranges Below	See Monthly Operating Ranges Below	15th of the month, three months prior

ASPHALT	See Monthly Operating Ranges Below	See Monthly Operating Ranges Below	15th of the month, three months prior

PROPANE	See Monthly Operating Ranges Below	See Monthly Operating Ranges Below	15th of preceeding month	(***)bbl increase and (***) bbls decrease

Monthly Operating Ranges

	Zero Pen	Zero Pen	Asphalt	Asphalt	Propane	Propane
	Min	Max	Min	Max	Min	Max
Jan	(***)	(***)	(***)	(***)	(***)	(***)
Feb	(***)	(***)	(***)	(***)	(***)	(***)
Mar	(***)	(***)	(***)	(***)	(***)	(***)
Apr	(***)	(***)	(***)	(***)	(***)	(***)
May	(***)	(***)	(***)	(***)	(***)	(***)
Jun	(***)	(***)	(***)	(***)	(***)	(***)
Jul	(***)	(***)	(***)	(***)	(***)	(***)
Aug	(***)	(***)	(***)	(***)	(***)	(***)
Sep	(***)	(***)	(***)	(***)	(***)	(***)
Oct	(***)	(***)	(***)	(***)	(***)	(***)
Nov	(***)	(***)	(***)	(***)	(***)	(***)
Dec	(***)	(***)	(***)	(***)	(***)	(***)

Schedule D-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Schedule D: Operational Volume Range

Minimum (bbls) Maximum (bbls)

Product Group	Baseline Volume	Volume in Excess of Baseline	Baseline Volume	Volume in Excess of Baseline	Aron notification deadline for Target Month End Crude Volume and Target Month End Product Volume	Maximum allowed change in month end target
Crude					Business day following receipt of Monthly Crude Forecast
Big Spring Tanks Mesa Linefill Centurion Linefill** Total	(***) (***) - -	—	(***) (***) - -	(***) (***) - -
* May change from time to time based on Mesa Pipeline requirements
** Will be added if Centurion Pipeline is added to agreement

Gasoline (***) - (***) (***) 15th of preceding month (***) bbls increase or decrease

Jet (***) - (***) (***) Diesel (***) - (***) (***)						*Feb / Mar Max Limit of (***) bbls ((***) barrels of 15th of preceding month 15th of preceding month Business day following receipt of Monthly Crude	Baseline Volume & (***) barrels of Volume in E (***) bbls increase or decrease
Catfeed	(***)		- (***)	(***)		Forecast	(***) bbls increase or decrease
Slurry	(***)		- (***)	(***)		15th of preceding month
Slop / Transmix	(***)		- (***)	(***)		Business day following receipt of Monthly Crude Forecast
Zero Pen Jan	(***)	(***)	(***)		(***)	15th of the month, three months prior
Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)		(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)
Asphalt Jan	(***)	(***)	(***)		(***)	15th of the month, three months prior

Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)
Propane Jan	(***)	(***)	(***)	(***)	15th of preceding month	(***) bbls increase / (***) bbls decrease
Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)	(***) (***) (***) (***) (***) (***) (***) (***) (***) (***) (***)